                                                                    Exhibit 99.1


                      COMPUTATIONAL MATERIALS FOR
                      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)  SERIES 2005-NCA
--------------------------------------------------------------------------------

                               ABS NEW TRANSACTION


                             COMPUTATIONAL MATERIALS

                          $[236,669,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-NCA



                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                                DEUTSCHE BANK, NA
                                     TRUSTEE


                                AUGUST [18], 2005




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Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                      COMPUTATIONAL MATERIALS FOR
                      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)  SERIES 2005-NCA
--------------------------------------------------------------------------------

                                IMPORTANT NOTICES

This document and the information contained herein (the "Computational Materials") are confidential and may not be used by or disclosed to any person other than the person to whom they were originally delivered and such person's legal, tax, financial and/or accounting advisors. If you have received these Computational Materials in error, please notify the sending party immediately by telephone and return the original to such party by mail. Notwithstanding the foregoing, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the securities, and all materials of any kind relating to such federal tax treatment and structure, other than the identity of the issuer and information that would permit the identification of the issuer.

These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in these Computational Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities has not been filed with the Securities and Exchange Commission. These Computational Materials shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in these Computational Materials in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in these Computational Materials for definitive information on any matter discussed herein. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.


Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.




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Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

COLLATERAL ANALYSIS

                                 (deal
                                  as a
                                 whole)
                                Percent
                      Wtd Avg      of     Wtd          Wtd     Wtd     Wtd                     %             %       %     %
FICO  FICO            Current   Current   Avg          Avg     Avg     Avg                   Owner  % Full  Ltd   Stated  Int
Low   High    LTV     Balance   Balance   GWAC  % MI   FICO    DTI     LTV    % SFD  % PUD    Occ     Doc   Doc     Doc   Only
----  ----  -------  ---------  -------  -----  ----  ------  -----  ------  ------  -----  ------  ------  ----  ------  ----
575   600    > 70%   35,539.62    1.90   10.83  0.00  594.87  42.29   99.58   63.50  24.71  100.00   98.33  0.00    0.00  0.00
600   625    > 70%   45,568.88    7.21   10.48  0.00  613.21  42.36   99.90   66.31  24.03  100.00   93.13  0.00    1.20  0.00
625   650    > 70%   52,120.91   17.93   10.27  0.00  639.42  42.38   99.96   69.59  17.09  100.00   52.11  0.00   40.07  0.00
650   675    > 80%   58,872.49   26.70   10.03  0.00  662.71  42.58   99.95   69.32  15.83   99.96   27.84  0.00   67.28  0.00
675   700    > 80%   60,897.59   20.93    9.92  0.00  685.78  42.05   99.94   66.95  13.61  100.00   21.04  0.00   75.28  0.00
700   725    > 80%   64,352.79   12.20    9.86  0.00  710.75  42.32   99.94   66.75  10.52   99.66   21.34  0.00   76.08  0.00
725   750    > 85%   63,848.08    7.28    9.89  0.00  735.47  41.88   99.97   67.93  12.00  100.00   18.68  0.00   80.20  0.00
750   775    > 85%   65,588.14    3.72    9.88  0.00  760.18  42.02   99.99   68.42   8.25  100.00   25.05  0.00   74.95  0.00
775   800    > 85%   71,302.07    1.60    9.77  0.00  783.95  41.40   99.92   65.25  11.04  100.00   26.65  0.00   72.81  0.00
800   max    > 85%   74,938.36    0.03    9.75  0.00  814.00  47.81  100.00  100.00   0.00  100.00  100.00  0.00    0.00  0.00


                                Percent
                      Wtd Avg      of     Wtd          Wtd     Wtd     Wtd                     %             %       %     %
LTV   LTV             Current   Current   Avg          Avg     Avg     Avg                   Owner  % Full  Ltd   Stated  Int
Low   High    DTI     Balance   Balance   GWAC  % MI   FICO    DTI     LTV    % SFD  % PUD    Occ     Doc   Doc     Doc   Only
----  ----  -------  ---------  -------  -----  ----  ------  -----  ------  ------  -----  ------  ------  ----  ------  ----
 60%   64%  > 49.9%
 65%   69%  > 49.9%
 70%   74%  > 49.9%
 75%   79%  > 49.9%
 80%   84%  > 49.9%
 85%   89%  > 49.9%
 90%   94%  > 49.9%
 95%   99%  > 49.9%
100%  max   > 49.9%


                                Percent
                      Wtd Avg      of     Wtd          Wtd     Wtd     Wtd                     %             %       %     %
 DTI  DTI             Current   Current   Avg          Avg     Avg     Avg                   Owner  % Full  Ltd   Stated  Int
 Low  High    FICO    Balance   Balance   GWAC  % MI   FICO    DTI     LTV    % SFD  % PUD    Occ     Doc   Doc     Doc   Only
----  ----  -------  ---------  -------  -----  ----  ------  -----  ------  ------  -----  ------  ------  ----  ------  ----
 35%   40%   < 600   31,579.60    0.31   10.77  0.00  593.94  38.47  100.00   67.38  29.75  100.00  100.00  0.00    0.00  0.00
 40%   45%   < 625   43,413.91    2.11   10.68  0.00  608.66  42.42   99.96   68.92  17.20  100.00  100.00  0.00    0.00  0.00
 45%   50%   < 650   51,703.51   12.06   10.34  0.00  629.04  47.80   99.84   67.57  19.92  100.00   66.69  0.00   26.97  0.00
 50%   55%   < 675   48,633.07    0.60   10.05  0.00  642.03  51.09  100.00   71.77  24.95  100.00   71.82  0.00   13.37  0.00

LIMITED AND STATED DOC

                      Percent
             Wtd Avg     of    Wtd          Wtd     Wtd     Wtd                     %     %     %       %     %
FICO  FICO   Current  Current  Avg          Avg     Avg     Avg                   Owner  Full  Ltd   Stated  Int
Low   High   Balance  Balance  GWAC  % MI   FICO    DTI     LTV    % SFD  % PUD    Occ   Doc   Doc     Doc   Only  % CA   % NY  % FL
----  ----  --------- ------- -----  ----  ------  -----  ------  ------  -----  ------  ----  ----  ------  ----  -----  ----  ----
 575   599  77,641.53   0.03  11.30  0.00  596.00  47.23  100.00  100.00   0.00  100.00  0.00  0.00    0.00  0.00   0.00  0.00  0.00
 600   624  52,601.22   0.60  10.27  0.00  618.65  37.14   99.89   78.20  19.79  100.00  0.00  0.00   18.72  0.00  42.65  0.00  6.59
 625   649  55,891.65   8.59  10.44  0.00  641.24  42.04   99.99   71.50  14.24  100.00  0.00  0.00   83.68  0.00  49.35  1.08  4.09
 650   674  61,401.03  19.27  10.19  0.00  662.95  42.49   99.95   69.81  15.73  100.00  0.00  0.00   93.23  0.00  54.92  2.37  3.84
 675   699  63,886.33  16.52  10.05  0.00  685.68  42.00   99.94   68.52  12.59  100.00  0.00  0.00   95.33  0.00  60.16  3.26  2.16
 700   724  66,165.91   9.60   9.99  0.00  710.84  42.44   99.95   68.67  10.24   99.56  0.00  0.00   96.72  0.00  67.37  2.71  3.69
 725   749  63,811.23   5.92  10.01  0.00  735.13  41.91   99.96   68.52  11.82  100.00  0.00  0.00   98.63  0.00  62.86  6.65  4.43
 750   774  66,993.52   2.79  10.05  0.00  759.93  41.94   99.99   69.20   7.03  100.00  0.00  0.00  100.00  0.00  67.87  7.54  1.88
 775   799  70,159.69   1.18  10.02  0.00  784.39  40.35   99.90   57.28  13.89  100.00  0.00  0.00   99.26  0.00  64.73  0.00  1.55


IO LOANS

                     Percent
            Wtd Avg     of     Wtd          Wtd     Wtd     Wtd                     %     %     %       %     %
FICO  FICO  Current  Current   Avg          Avg     Avg     Avg                   Owner  Full  Ltd   Stated  Int
Low   High  Balance  Balance   GWAC  % MI   FICO    DTI     LTV    % SFD  % PUD    Occ   Doc   Doc     Doc   Only  % CA   % NY  % FL
----  ----  -------  -------  -----  ----  ------  -----  ------  ------  -----  ------  ----  ----  ------  ----  -----  ----  ----
 500   524
 525   549
 550   574
 575   599
 600   624
 625   649
 650   674
 675   699
 700   724
 725   749
 750   774
 775   799
 800  max